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CLOSED END
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ACM Managed Dollar Income Fund

Semi-Annual Report
March 31, 2003


[LOGO] ALLIANCEBERNSTEIN(SM)
       Investment Research and Management




Investment Products Offered

o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed

AllianceBernstein Investment Research and Management, Inc., the principal underwriter of the AllianceBernstein mutual funds and an affiliate of Alliance Capital Management L.P., the manager of the funds, is a member of the NASD.




LETTER TO SHAREHOLDERS
May 20, 2003

Dear Shareholder:
This report provides investment results, performance information and market outlook for ACM Managed Dollar Income Fund (the "Fund") for the semi-annual reporting period ended March 31, 2003.

Investment Objective and Policies
This closed-end fund is designed for investors who seek high current income and capital appreciation. To achieve this objective, it invests primarily in high-yielding, U.S. and non-U.S. fixed income securities, denominated in U.S. dollars, that we expect to benefit from improving economic and credit fundamentals.

Investment Results
The following table shows how the Fund performed over the past six- and 12-month periods ended March 31, 2003. For comparison, we have included a composite benchmark consisting of 65% of the J.P. Morgan Emerging Markets Bond Index Plus (JPM EMBI+), a standard measure of the performance of a basket of unmanaged emerging market debt securities, and 35% of the Credit Suisse First Boston High Yield (CSFBHY) Index, a standard measure of the performance of a basket of unmanaged U.S. high yield debt securities. We compare the Fund's performance to this composite benchmark because it more closely resembles the composition of the Fund's portfolio.


INVESTMENT RESULTS*
Periods Ended March 31, 2003
                                                  Returns
                                        -----------------------------
                                           6 Months      12 Months
---------------------------------------------------------------------
ACM Managed Dollar Income
  Fund (NAV)                                31.45%         10.22%
---------------------------------------------------------------------
J.P. Morgan Emerging Markets Bond
  Index Plus                                23.26%         15.35%
---------------------------------------------------------------------
Credit Suisse First Boston High Yield
  Index                                     13.23%          7.52%
---------------------------------------------------------------------
Composite: 65%/35% (65% JPM EMBI+/35%
  CSFBHY)                                   19.75%         12.61%
---------------------------------------------------------------------

* The Fund's investment results are for the periods shown and are based on the net asset value (NAV) of the Fund as of March 31, 2003. All fees and expenses related to the operation of the Fund have been deducted. Returns for the Fund include the reinvestment of any distributions paid during each period. Past performance is no guarantee of future results.

     The unmanaged J.P. Morgan Emerging Markets Bond Index Plus is comprised of dollar-denominated restructured sovereign bonds; a large percentage of the index is made up of Brady bonds. The unmanaged Credit Suisse First Boston High Yield Index is a measure of lower-rated, fixed income, non-convertible U.S. dollar-denominated securities


-------------------------------------------------------------------------------
                                             ACM MANAGED DOLLAR INCOME FUND o 1


meeting certain criteria developed by Credit Suisse designed to enable the index to reflect the high yield market. The composite is from the inception of the JPM EMBI+, which was 12/31/93. The indices are unmanaged and reflect no fees or expenses. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including ACM Managed Dollar Income Fund.

     Additional investment results appear on pages 6-8.


The Fund significantly outperformed its composite benchmark for the six-month period ended March 31, 2003. This was due to both the Fund's emerging market and high yield holdings. The Fund's use of leverage within these sectors further contributed to its outperformance. Within the Fund's emerging market securities, its country allocation and security selection in Brazilian and Russian debt were the primary reasons for outperformance. In addition, security selection within the Fund's Mexican position and the Fund's underweight position in Turkey also contributed positively to performance.

Brazil, the top performer for the period within the index, benefited from market friendly policies and a groundswell of support for the newly elected Lula administration. A deceleration in inflation and stabilizing currency have also helped support Brazilian debt. Additionally, the new administration has committed to both tax and social security reforms. Tax reform is needed to ensure that Brazil does not have to rely on distorting transaction taxes. Social security reform is also crucial, as it will allow the new administration, in the medium term, fiscal room to pursue its social aims. We actively traded Brazil during the period, and we currently have an optimistic outlook.

In Russia, strong consumer spending, corporate investments, credit rating upgrades and rising financial reserves reinforced stability and growth, providing positive returns for the Fund. In addition, rising oil prices and export tariffs assured the country's good fiscal results. Booming retail sales, which were a result of strong growth in incomes, also contributed to the health of Russia's economy. Fiscal surplus is being used to build up financial reserves intended for budgetary expenditure to cushion periods of low energy prices. Most importantly, the latest Standard & Poor's credit rating upgrade from BB- to BB occurred on December 5, 2002, highlighting the Russian government's commitment to prudent fiscal policies and improved economic management.

Within the Fund's high yield industry allocation, the primary positive contributors to performance were its holdings in the cable and wireless telecommunications sectors. Both of these sectors were poor performers in the first half of the year, prior to rallying in the second half. The Fund was overweight in both of these sectors. Cablevision and Nextel Communications, Inc., cable and wireless telecommunication issuers, respectively, were among the Fund's largest holdings and strongest performers during the period under review.


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2 o ACM MANAGED DOLLAR INCOME FUND


Additionally, the Fund benefited from its underweight position in the airline sector, which underperformed dramatically due to the bankruptcy filings by United Airlines and U.S. Airlines.

Market Overview
The U.S. recovery stalled during the semi-annual period as hopes of a more robust recovery faded due to economic and geopolitical uncertainty. Growth in the fourth quarter of 2002 slowed dramatically to 1.4%, despite the U.S. Federal Reserve's accommodative monetary policy. The initial estimate of growth for the first quarter of 2003, which was plagued with bad weather and market paralysis due to the war with Iraq, was a modest 1.6%. Consumer confidence dropped during the period, and energy prices rose, both of which have subsequently reversed since the end of the military conflict. Unemployment, a lagging indicator, remained weak as businesses postponed new hiring, awaiting clearer signals that the economy is recovering.

During the semi-annual period, both emerging market debt and high yield securities outperformed other sectors within the fixed income market. Significant inflows from investors into both emerging market debt and high yield derived from an aversion to equity securities as well as a desire for yield. Yields on government bonds reached record lows, driven downward by the U.S. Federal Reserve's accommodative monetary policy and recent geopolitical and economic uncertainty.

The emerging market debt sector, as measured by the JPM EMBI+, posted a positive return of 23.26% for the semi-annual period under review. The sector weathered a global economic slowdown as well as war without evidence of contagion. Any negative impact on the asset class from the Iraq conflict was localized to bordering Turkey. The Latin component within the index rebounded sharply on positive economic and political developments within that region. Latin countries outperformed non-Latin countries, returning 29.81% and 14.90%, respectively.

Brazil (68.88%), Ecuador (51.81%) and Colombia (31.36%) posted the best returns within the index. Ecuador has been helped by President Lucio Gutierrez's pledges to fight corruption, honor the country's debt commitments and seek new measures to alleviate the country's debt burden. A potential International Monetary Fund (IMF) agreement also boosted returns in Ecuador. In the non-Latin countries, Russia continued to post strong positive returns at 22.65%. Turkey posted a modest 6.98%, as geopolitical concerns and the war in bordering Iraq dampened returns. Turkey had initially failed to secure a multi-year support package from the U.S. after the Turkish parliament voted against a resolution allowing U.S. troops an access route to northern Iraq. Venezuela was the only country to post negative returns (-2.36%), which was due to the economic impact of recent strikes against President Chavez, weakness in the Bolivar and subsequent credit rating downgrades.

The high yield market, as represented by the CSFBHY Index, returned


--------------------------------------------------------------------------------
                                              ACM MANAGED DOLLAR INCOME FUND o 3


13.23% for the semi-annual period. High yield securities rebounded strongly as risk aversions to that sector moderated and spreads narrowed. Investors seeking higher yielding securities but averse to the slumping equity markets provided significant inflows of new cash into the high yield market. Key risks that paralyzed market activity had begun to diminish during the period. The U.S. Federal Reserve's November rate cut and the likelihood of further fiscal stimulus alleviated fears of a renewed recession. With the corporate governance crisis working its way through the financial, legislative and judicial systems, corporate managers were more focused on balance-sheet repair and improving profitability. Defaults in high yield began to decline, and the direction of the high yield market de-coupled from the equity market. During the period under review, telecommunications and utilities rallied, while the airline industry continued to fall victim to a downturn in the travel industry.

Outlook
The U.S. economy is in a transition phase given the recent end to the conflict in Iraq. Uncertainty, which existed in the marketplace due to the Iraq conflict, has abated, and investors are now more focused on economic fundamentals. The economic hangover from the conflict in Iraq and continued weak labor markets prompted us to lower our U.S. 2003 gross domestic product
(GDP) growth outlook to 2.5%. The U.S. economy still lacks solid and broad-based growth. Although recent data releases have been somewhat contradictory, we believe the dissipation of geopolitical uncertainties will most likely result in the gradual strengthening of the U.S. economy as the year progresses. We expect both the high yield and emerging market sectors to benefit from an improving economy. Declining default rates, positive supply technicals and significant demand are all positive indicators for the high yield sector. Diversification of the Fund's high yield securities coupled with selective, well-researched holdings will be key.

Within the emerging market sector, the combination of accelerating demand and limited new supply of emerging market issuers will most likely support a broader rally. In the near-term, however, we expect emerging markets to experience continued volatility due to global political tensions.

In Russia, we continue to maintain the Fund's overweight position. Signs of strong consumer and corporate spending suggest a very strong growth in incomes. We believe that retail sales will continue to grow and remain strong as public salaries and pensions are due to be raised by 20% in March. Exports continue to be strong even though import growth is contained by the appreciating euro. We believe the credit quality rating of Russia should increase in the near-term, and if that is possible, Russia will be upgraded to an investment grade rating within the next two years. Currently, we believe that Russia is capable of handling the decline in oil prices as crude oil and oil product exports continue to expand. Finally, strong foreign reserves will bode well for Russia as the economy continues to improve.

The integration of the U.S. and Mexican economies suggest that an im-


-------------------------------------------------------------------------------
4 o ACM MANAGED DOLLAR INCOME FUND


provement in the U.S. economy would bode well for Mexico since it would increase demand for Mexican imports.

The current economic and financial landscape remains mixed. Therefore, we will continue to evaluate the Fund's position in Mexico.

Events in Brazil, especially the direction of policy initiatives set forth by newly elected President da Silva, will have a significant influence on market sentiment in 2003. We believe President da Silva will make significant strides toward economic reform, and we remain optimistic on the country's U.S. dollar denominated debt.

Thank you for your continued interest and investment in ACM Managed Dollar Income Fund. We look forward to reporting to you on market activity and the Fund's investment results in the coming periods.

Sincerely,


/s/ John D. Carifa

John D. Carifa
Chairman and President


/s/ Paul J. DeNoon

Paul J. DeNoon
Vice President


/s/ George D. Caffrey

George D. Caffrey
Vice President


[PHOTO] John D. Carifa

[PHOTO] Paul J. DeNoon

[PHOTO] George D. Caffrey

Paul J. DeNoon and George D. Caffrey, Portfolio Managers, have over 42 years of combined investment experience.

--------------------------------------------------------------------------------
                                              ACM MANAGED DOLLAR INCOME FUND o 5


PERFORMANCE UPDATE

ACM MANAGED DOLLAR INCOME FUND (NAV)
GROWTH OF A $10,000 INVESTMENT
10/31/93* TO 3/31/03

ACM Managed Dollar Income Fund (NAV): $17,269
Composite: $23,611

                                      ACM Managed Dollar
                                       Income Fund (NAV)          Composite**
-------------------------------------------------------------------------------
     10/31/93*                             $10,000                  $10,000
     3/31/94                               $ 9,493                  $ 9,109
     3/31/95                               $ 8,526                  $ 8,757
     3/31/96                               $11,966                  $11,948
     3/31/97                               $15,963                  $15,156
     3/31/98                               $19,379                  $17,687
     3/31/99                               $13,866                  $15,977
     3/31/00                               $19,972                  $19,010
     3/31/01                               $21,517                  $20,253
     3/31/02                               $25,007                  $20,968
     3/31/03                               $17,269                  $23,611


This chart illustrates the total value of an assumed $10,000 investment in ACM Managed Dollar Income Fund at net asset value (NAV) (from 10/31/93* to 3/31/03) as compared to the performance of an appropriate composite. The composite represents 65% of the J.P. Morgan Emerging Markets Bond Index Plus (JPM EMBI+) and 35% of the Credit Suisse First Boston High Yield (CSFBHY) Index. The composite is from the inception of the JPM EMBI+, which was 12/31/93. For the period 10/31/93 through 3/31/94, the J.P. Morgan Emerging Markets Bond Index was used in place of the JPM EMBI+. All other periods used the composite benchmark. The chart assumes the reinvestment of dividends and capital gains. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.


**   The unmanaged JPM EMBI+ is comprised of dollar-denominated restructured sovereign bonds; a large percentage of the index is made up of Brady bonds. The unmanaged CSFBHY Index is a measure of lower-rated, fixed-income, non-convertible U.S. dollar-denominated securities meeting certain criteria developed by Credit Suisse designed to enable the index to reflect the high yield market. The indices are unmanaged and reflect no fees or expenses. When comparing ACM Managed Dollar Income Fund to the composite shown above, you should note that no charges or expenses are reflected in the performance of the composite. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including ACM Managed Dollar Income Fund.

*    Closest month-end after Fund's inception date of 10/22/93.


-------------------------------------------------------------------------------
6 o ACM MANAGED DOLLAR INCOME FUND


PERFORMANCE UPDATE

ACM MANAGED DOLLAR INCOME FUND (NAV)
HISTORY OF RETURNS
YEARLY PERIODS ENDED 3/31

ACM Managed Dollar Income Fund (NAV)
Composite*

       ACM Managed Dollar Income Fund (NAV)--Yearly Periods Ended 3/31
-------------------------------------------------------------------------------
                           ACM Managed Dollar
                            Income Fund (NAV)                    Composite*
-------------------------------------------------------------------------------
     3/31/94**                   -16.76%                              N/A
     3/31/95                     -14.95%                            -3.86%
     3/31/96                      49.08%                            36.44%
     3/31/97                      35.04%                            26.84%
     3/31/98                      26.28%                            16.74%
     3/31/99                     -29.73%                            -9.67%
     3/31/00                      20.25%                            18.99%
     3/31/01                      -7.24%                             6.54%
     3/31/02                      11.05%                             3.53%
     3/31/03                      10.22%                            12.61%


Past performance is no guarantee of future results. The Fund's investment results represent average annual returns and are based on the net asset value
(NAV). All fees and expenses related to the operation of the Fund have been deducted. Returns for the Fund include the reinvestment of any distributions paid during each period.

* The composite represents 65% of the J.P. Morgan Emerging Markets Bond Index Plus (JPM EMBI+) and 35% of the Credit Suisse First Boston High Yield (CSFBHY) Index. The composite is from the inception of the JPM EMBI+, which was 12/31/93. The unmanaged JPM EMBI+ is comprised of dollar-denominated restructured sovereign bonds; a large percentage of the index is made up of Brady bonds. The unmanaged CSFBHY Index is a measure of lower-rated, fixed-income, non-convertible U.S. dollar-denominated securities meeting certain criteria developed by Credit Suisse designed to enable the index to reflect the high yield market. The indices are unmanaged and reflect no fees or expenses. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including ACM Managed Dollar Income Fund.

**   The Fund's return for the period ended 3/31/94 is from the Fund's inception date of 10/22/93 through 3/31/94. The J.P. Morgan Emerging Markets Bond Index Plus was not available until 12/31/93. Therefore, returns for the benchmark are not available for the period ended 3/31/94.


--------------------------------------------------------------------------------
                                              ACM MANAGED DOLLAR INCOME FUND o 7


PORTFOLIO SUMMARY
March 31, 2003 (unaudited)

INCEPTION DATE
10/22/93

PORTFOLIO STATISTICS
Net Assets ($mil): $154.3


SECURITY TYPE
      52.1%    Sovereign
      35.7%    Corporate
       5.5%    Yankee Bonds                   [PIE CHART OMITTED]
       4.2%    Brady Bonds
       1.4%    Preferred Stock

       1.1%    Short-Term


COUNTRY BREAKDOWN
      38.2%    United States
      22.1%    Russia
      13.3%    Brazil                   [PIE CHART OMITTED]
      10.5%    Mexico
       2.4%    Philippines
       2.2%    Colombia
       1.7%    Venezuela
       1.4%    Peru
       1.3%    Luxembourg
       1.3%    Panama
       1.0%    Malaysia

       4.6%    Other


All data as of March 31, 2003. The Fund's security type and country breakdowns are expressed as a percentage of total investments and may vary over time. "Other" represents less than 1.0% weightings in each of the following countries: Ecuador, Ukraine, Bulgaria, Turkey, Argentina, Bahamas, Belize, Costa Rica, El Salvador, France, the Netherlands and Singapore.


-------------------------------------------------------------------------------
8 o ACM MANAGED DOLLAR INCOME FUND


PORTFOLIO OF INVESTMENTS
March 31, 2003 (unaudited)

                                              Principal
                                                 Amount
                                                   (000)    U.S. $ Value
-------------------------------------------------------------------------------

SOVEREIGN DEBT OBLIGATIONS-76.5%
Sovereign Debt Securities-70.8%
Belize-0.6%
Government of Belize
     9.50%, 8/15/12                             $   850     $    859,506
                                                             ------------
Brazil-16.0%
Banco Nacional de Desenvolvimento
     6.50%, 6/15/06(a)                              875          844,375
Republic of Brazil
     8.875%, 4/15/24                              3,550        2,319,037
     11.00%, 8/17/40(b)                          17,500       13,168,750
     11.50%, 3/12/08                                450          414,675
     12.00%, 4/15/10                              2,050        1,858,325
     12.75%, 1/15/20                              2,500        2,186,250
     14.50%, 10/15/09                             3,900        3,948,750
                                                             ------------
                                                              24,740,162
                                                             ------------
Bulgaria-0.7%
Republic of Bulgaria
     8.25%, 1/15/15(a)                              994        1,123,220
                                                             ------------
Colombia-3.0%
Republic of Colombia
     8.375%, 2/15/27                                625          515,625
     9.75%, 4/23/09                                 350          374,500
     10.00%, 1/23/12                              1,075        1,104,563
     10.50%, 7/09/10                                150          158,250
     11.75%, 2/25/20                              2,335        2,550,987
                                                             ------------
                                                               4,703,925
                                                             ------------
Costa Rica-0.3%
Republic of Costa Rica
     8.05%, 1/13/13(a)                              375          389,531
                                                             ------------
Ecuador-1.1%
Republic of Ecuador
     6.00%, 8/15/30(a)(c)                           100           52,400
     6.00%, 8/15/30(c)                            2,625        1,375,500
     12.00%, 11/15/12                               275          199,787
                                                             ------------
                                                               1,627,687
                                                             ------------
El Salvador-0.6%
Republic of El Salvador
     7.75%, 1/24/23(a)                              450          475,875
     8.50%, 7/25/11(a)                              400          443,400
                                                             ------------
                                                                 919,275
                                                             ------------

--------------------------------------------------------------------------------
                                              ACM MANAGED DOLLAR INCOME FUND o 9

                                              Principal
                                                 Amount
                                                   (000)    U.S. $ Value
-------------------------------------------------------------------------------
Mexico-11.9%
United Mexican States
     11.375%, 9/15/16(b)                        $13,375     $ 18,343,812
                                                             ------------
Panama-0.7%
Republic of Panama
     10.75%, 5/15/20                              1,000        1,146,500
                                                             ------------
Peru-1.6%
Republic of Peru
     9.125%, 1/15/08                                875          946,094
     9.125%, 2/21/12                              1,400        1,477,000
                                                             ------------
                                                               2,423,094
                                                             ------------
Philippines-3.3%
Republic of Philippines
     9.875%, 1/15/19(b)                           2,300        2,219,500
     10.625%, 3/16/25                             2,950        2,942,625
                                                             ------------
                                                               5,162,125
                                                             ------------
Russia-29.3%
Ministry Finance of Russia
     Series V
     3.00%, 5/14/08                                 650          555,750
     Series VI
     3.00%, 5/14/06                               3,600        3,357,000
Russian Federation
     5.00%, 3/31/30(a)(b)(c)                     47,500       41,375,587
                                                             ------------
                                                              45,288,337
                                                             ------------
Turkey-0.7%
Republic of Turkey
     11.75%, 6/15/10                              1,175        1,057,500
                                                             ------------
Ukraine-1.0%
Ukraine Government
     11.00%, 3/15/07                              1,419        1,547,772
                                                             ------------
Total Sovereign Debt Securities
     (cost $81,115,691)                                      109,332,446
                                                             ------------
Non-Collateralized Brady Bonds-5.7%
Brazil-2.0%
Republic of Brazil-DCB FRN
     2.625%, 4/15/12(c)                             625          414,062
     8.00%, 4/15/14(d)                            3,386        2,683,704
                                                             ------------
                                                               3,097,766
                                                             ------------
Panama-1.0%
Republic of Panama PDI FRN
     2.25%, 7/17/16(c)                            1,833        1,502,804
                                                             ------------

-------------------------------------------------------------------------------
10 o ACM MANAGED DOLLAR INCOME FUND


                                              Principal
                                                 Amount
                                                   (000)    U.S. $ Value
-------------------------------------------------------------------------------
Peru-0.3%
Republic of Peru FLIRB VRN
     4.50%, 3/07/17(c)                          $   650     $    517,595
                                                             ------------
Venezuela-2.4%
Republic of Venezuela DCB FRN
     Series DL
     2.3125%, 12/18/07(c)                         5,238        3,640,476
                                                             ------------
Total Non-Collateralized Brady Bonds
     (cost $8,231,391)                                         8,758,641
                                                             ------------
Total Sovereign Debt Obligations
     (cost $89,347,082)                                      118,091,087
                                                             ------------
U.S. CORPORATE DEBT OBLIGATIONS-48.6%
Aerospace/Defense-0.6%
K&F Industries, Inc.
     Series B
     9.625%, 12/15/10                               190          202,350
Hexcel Corp.
     9.875%, 10/01/08(a)                             95           99,512
Sequa Corp.
     9.00%, 8/01/09                                 210          208,425
Transdigm, Inc.
     10.375%, 12/01/08                              360          380,700
                                                             ------------
                                                                 890,987
                                                             ------------
Automotive-2.4%
ArvinMeritor, Inc.
     8.75%, 3/01/12                                 325          333,125
AutoNation, Inc.
     9.00%, 8/01/08                                 615          651,900
Collins & Aikman Products Co.
     10.75%, 12/31/11                               260          252,408
Cummins, Inc.
     9.50%, 12/01/10(a)                             190          196,650
Dana Corp.
     10.125%, 3/15/10                               575          590,812
Dura Operating Corp.
     Series D
     9.00%, 5/01/09                                 422          346,040
Lear Corp.
     Series B
     8.11%, 5/15/09                                 275          299,063
Stoneridge, Inc.
     11.50%, 5/01/12                                 40           40,800


--------------------------------------------------------------------------------
                                             ACM MANAGED DOLLAR INCOME FUND o 11

                                              Principal
                                                 Amount
                                                   (000)    U.S. $ Value
-------------------------------------------------------------------------------
TRW Automotive, Inc.
     9.375%, 2/15/13(a)                         $   410     $    412,050
     11.00%, 2/15/13(a)                             255          255,637
United Auto Group, Inc.
     9.625%, 3/15/12                                280          274,400
                                                             ------------
                                                               3,652,885
                                                             ------------
Broadcasting & Media-1.7%
Albritton Communications Co.
     7.75%, 12/15/12                                415          424,337
Emmis Communications Corp.
     12.25%, 3/15/11(e)                             285          245,100
Paxson Communications Corp.
     10.75%, 7/15/08                                400          436,000
     12.25%, 1/15/09(e)                             215          173,075
PRIMEDIA, Inc.
     8.875%, 5/15/11                                235          237,938
Radio One, Inc.
     8.875%, 7/01/11                                260          284,050
Sinclair Broadcast Group, Inc.
     8.00%, 3/15/12                                 210          217,875
     8.00%, 3/15/12(a)                               60           62,250
     8.75%, 12/15/11                                285          304,237
Young Broadcasting, Inc.
     8.50%, 12/15/08                                195          207,187
     10.00%, 3/01/11                                 90           95,850
                                                             ------------
                                                               2,687,899
                                                             ------------
Building & Real Estate-2.1%
Associated Materials, Inc.
     9.75%, 4/15/12                                 205          220,375
Beazer Homes USA, Inc.
     8.375%, 4/15/12                                195          205,237
KB HOME
     7.75%, 2/01/10                                 410          420,250
LNR Property Corp.
     10.50%, 1/15/09                                725          763,062
M.D.C Holdings, Inc.
     7.00%, 12/01/12                                200          209,500
Meritage Corp.
     9.75%, 6/01/11                                 470          498,200
Schuler Homes, Inc.
     10.50%, 7/15/11                                385          421,575
The Ryland Group, Inc.
     9.75%, 9/01/10                                  50           56,250
Werner Holdings Co., Inc.
     Series A
     10.00%, 11/15/07                               200          203,000
William Lyon Homes, Inc.
     10.75%, 4/01/13                                285          282,862
                                                             ------------
                                                               3,280,311
                                                             ------------

-------------------------------------------------------------------------------
12 o ACM MANAGED DOLLAR INCOME FUND


                                              Principal
                                                 Amount
                                                   (000)    U.S. $ Value
-------------------------------------------------------------------------------
Cable-2.6%
CSC Holdings, Inc.
     7.625%, 7/15/18                            $   425     $    413,312
Coaxial Communications of Central Ohio, Inc.
     10.00%, 8/15/06                                210          210,787
DirecTV Holdings LLC
     8.375%, 3/15/13(a)                             305          337,787
Echostar DBS Corp.
     9.375%, 2/01/09                                785          839,950
Insight Midwest LP
     9.75%, 10/01/09(a)                             620          643,250
Mediacom Broadband LLC
     11.00%, 7/15/13                                650          729,625
PanAmSat Corp.
     8.50%, 2/01/12                                 835          864,225
                                                             ------------
                                                               4,038,936
                                                             ------------
Chemicals-2.3%
Airgas, Inc.
     9.125%, 10/01/11                               275          304,562
Equistar Chemical Funding LP
     10.125%, 9/01/08                               670          649,900
FMC Corp.
     10.25%, 11/01/09(a)                            270          298,350
Georgia Gulf Corp.
     10.375%, 11/01/07                              500          542,500
Lyondell Chemical Co.
     Series A
     9.625%, 5/01/07                                640          643,200
     Series B
     10.875%, 5/01/09                               475          444,125
Millennium America, Inc.
     9.25%, 6/15/08                                 120          130,200
Resolution Performance Products
     13.50%, 11/15/10                               470          498,200
                                                             ------------
                                                               3,511,037
                                                             ------------
Communications - Fixed-1.2%
Alaska Communications Systems Holdings, Inc.
     9.375%, 5/15/09                                 35           30,975
FairPoint Communications, Inc.
     11.875%, 3/01/10(a)                            165          174,075
Qwest Corp.
     8.875%, 3/15/12(a)                           1,475        1,578,250
                                                             ------------
                                                               1,783,300
                                                             ------------
Communications - Mobile-2.0%
Dobson/Sygnet Communications
     12.25%, 12/15/08                               675          644,625
Iridium LLC Capital Corp.
     Series B
     14.00%, 7/15/05(f)                           5,000          362,500


--------------------------------------------------------------------------------
                                             ACM MANAGED DOLLAR INCOME FUND o 13


                                              Principal
                                                 Amount
                                                   (000)    U.S. $ Value
-------------------------------------------------------------------------------
Nextel Communications, Inc.
     9.95%, 2/15/08                             $   810     $    848,475
TeleCorp PCS, Inc.
     10.625%, 7/15/10                               203          233,957
Tritel PCS, Inc.
     10.375%, 1/15/11                               234          270,855
Triton PCS, Inc.
     8.75%, 11/15/11                                205          174,250
     11.00%, 5/01/08(e)                             535          492,200
                                                             ------------
                                                               3,026,862
                                                             ------------
Consumer Manufacturing-1.7%
Applica, Inc.
     10.00%, 7/31/08                                210          220,500
Central Garden & Pet Company
     9.125%, 2/01/13(a)                             195          204,750
Collins & Aikman Floorcoverings, Inc.
     9.75%, 2/15/10                                 260          252,200
Jostens, Inc.
     12.75%, 5/01/10                                650          745,875
Playtex Products, Inc.
     9.375%, 6/01/11                                265          288,850
Salton, Inc.
     12.25%, 4/15/08                                285          287,850
Sealy Mattress Co.
     9.875%, 12/15/07                               360          372,600
St. John Knits International, Inc.
     12.50%, 7/01/09                                200          207,000
                                                             ------------
                                                               2,579,625
                                                             ------------
Energy-4.6%
Allegheny Energy, Inc.
     7.75%, 8/01/05                                 425          416,500
Chesapeake Energy Corp.
     7.75%, 1/15/15                                 310          320,850
     9.00%, 8/15/12                                 210          228,900
CITGO Petroleum Corp.
     11.375%, 2/01/11(a)                          1,630        1,715,575
Forest Oil Corp.
     8.00%, 12/15/11                                250          261,250
Frontier Oil Corp.
     11.75%, 11/15/09                               260          287,300
Grant Prideco, Inc.
     9.00%, 12/15/09(a)                             600          643,500
Grey Wolf, Inc.
     8.875%, 7/01/07                                265          274,937
Lomak Petroleum
     8.75%, 1/15/07                                 295          300,162
Northwest Pipelines Corp.
     8.125%, 3/01/10(a)                             145          152,250
Pioneer Natural Resources Co.
     8.875%, 4/15/05                                395          420,405


-------------------------------------------------------------------------------
14 o ACM MANAGED DOLLAR INCOME FUND


                                              Principal
                                                 Amount
                                                   (000)    U.S. $ Value
-------------------------------------------------------------------------------
Premco Refining Group, Inc.
     9.50%, 2/01/13(a)                          $   270     $    291,600
Pride International, Inc.
     9.375%, 5/01/07                                270          281,475
Southern Natural Gas Co.
     7.35%, 2/15/31                                 365          337,625
     8.875%, 3/15/10(a)                             290          307,400
Stone Energy Corp.
     8.25%, 12/15/11                                350          364,000
Westport Resources Corp.
     8.25%, 11/01/11(a)                              80           85,400
     8.25%, 11/01/11                                190          203,775
XTO Energy, Inc.
     7.50%, 4/15/12                                 250          270,000
                                                             ------------
                                                               7,162,904
                                                             ------------
Entertainment & Leisure-0.9%
Cinemark USA, Inc.
     9.00%, 2/01/13(a)                              265          282,887
Premier Parks
     9.75%, 6/15/07                                 165          160,875
     10.00%, 4/01/08(e)                              85           83,194
Six Flags, Inc.
     9.50%, 2/01/09                                 600          573,000
Universal City Development Partners
     11.75%, 4/01/10(a)                             335          338,769
                                                             ------------
                                                               1,438,725
                                                             ------------
Financial-2.2%
iStar Financial, Inc.
     8.75%, 8/15/08                                 550          590,996
Markel Capital Trust I
     Series B
     8.71%, 1/01/46(g)                              660          560,520
Nationwide CSN Trust
     9.875%, 2/15/25(a)                           1,000        1,076,985
PXRE Capital Trust I
     8.185%, 2/01/27                                510          408,000
Western Financial Bank
     9.625%, 5/15/12                                420          421,050
Williams Scotsman, Inc.
     9.875%, 6/01/07                                340          332,350
                                                             ------------
                                                               3,389,901
                                                             ------------
Food/Beverage-1.2%
B&G Foods, Inc.
     9.625%, 8/01/07                                180          186,300
Dean Foods Co.
     8.15%, 8/01/07                                 200          214,235
Del Monte Food Co.
     8.625%, 12/15/12(a)                            235          250,275
     9.25%, 5/15/11                                 255          273,169


--------------------------------------------------------------------------------
                                             ACM MANAGED DOLLAR INCOME FUND o 15


                                              Principal
                                                 Amount
                                                   (000)    U.S. $ Value
-------------------------------------------------------------------------------
DIMON, Inc.
     Series B
     9.625%, 10/15/11                              $175     $    192,500
Dole Food Company, Inc.
     7.25%, 5/01/09                                 255          266,475
     8.875%, 3/15/11(a)                             145          151,525
Swift & Co.
     10.125%, 10/01/09(a)                           255          253,725
                                                             ------------
                                                               1,788,204
                                                             ------------
Gaming-3.2%
Ameristar Casinos, Inc.
     10.75%, 2/15/09                                230          250,700
Argosy Gaming Co.
     9.00%, 9/01/11                                 235          250,863
Boyd Gaming Corp.
     7.75%, 12/15/12(a)                             255          258,188
Harrah's Operating Company, Inc.
     7.875%, 12/15/05                               230          246,675
Horseshoe Gaming Holding Corp.
     Series B
     8.625%, 5/15/09                                195          206,700
MGM Mirage, Inc.
     8.375%, 2/01/11                                575          618,125
Mandalay Resort Group
     10.25%, 8/01/07                                570          619,163
Mohegan Tribal Gaming
     8.375%, 7/01/11                                220          230,725
     8.75%, 1/01/09                                 140          148,050
Park Place Entertainment
     7.875%, 3/15/10                                295          301,638
     9.375%, 2/15/07                                430          461,175
Riviera Holdings Corp.
     11.00%, 6/15/10                                210          182,175
Station Casinos, Inc.
     8.375%, 2/15/08                                235          252,038
Trump Holdings, Inc.
     11.625%, 3/15/10(a)                            310          298,375
Turning Stone Casino Resort Enterprise
     9.125%, 12/15/10(a)                            200          210,000
Venetian Casino Resort, LLC
     11.00%, 6/15/10                                360          378,450
                                                             ------------
                                                               4,913,040
                                                             ------------
Healthcare-3.7%
Advanced Medical Optics, Inc.
     9.25%, 7/15/10                                 260          271,700
Alliance Imaging, Inc.
     10.375%, 4/15/11                               425          408,000
AmerisourceBergen Corp.
     8.125%, 9/01/08                                190          206,150


-------------------------------------------------------------------------------
16 o ACM MANAGED DOLLAR INCOME FUND


                                              Principal
                                                 Amount
                                                   (000)    U.S. $ Value
-------------------------------------------------------------------------------
Concentra Operating Corp.
     13.00%, 8/15/09                             $  430     $    466,550
Extendicare Health Services
     9.50%, 7/01/10                                 340          338,300
HCA, Inc.
     7.875%, 2/01/11                              1,655        1,855,465
Hanger Orthopedic Group, Inc.
     10.375%, 2/15/09                               350          376,250
Omnicare, Inc.
     8.125%, 3/15/11                                250          270,000
PacifiCare Health Systems, Inc.
     10.75%, 06/01/09                               455          495,950
Triad Hospitals, Inc.
     Series B
     8.75%, 5/01/09                                 455          493,675
     11.00%, 5/15/09                                245          271,950
Ventas Realty LP
     9.00%, 5/01/12                                 235          252,625
                                                             ------------
                                                               5,706,615
                                                             ------------
Hotels & Lodging-1.9%
Extended Stay America, Inc.
     9.875%, 6/15/11                                425          419,688
Felcor Lodging LP
     8.50%, 6/01/11                                 145          127,238
     9.50%, 9/15/08                                 195          179,400
Host Marriott LP
     9.25%, 10/01/07                                315          315,000
     9.50%, 1/15/07                                 435          435,544
La Quinta Corp.
     8.875%, 3/15/11(a)                             285          287,494
MeriStar Hospitality Corp.
     9.125%, 1/15/11                                100           84,500
MeriStar Hospitality Operating Partnership, LP
     10.50%, 6/15/09                                155          139,500
Starwood Hotels & Resorts Worldwide, Inc.
     7.875%, 5/01/12(a)                             695          695,869
Vail Resorts, Inc.
     8.75%, 5/15/09                                 280          289,800
                                                             ------------
                                                               2,974,033
                                                             ------------
Industrial-1.4%
Flowserve Corp.
     12.25%, 8/15/10                                370          412,550
H&E Equipment/Finance
     11.125%, 6/15/12                               260          199,550
NMHG Holding Co.
     10.00%, 5/15/09                                220          235,400
Rexnord Corp.
     10.125%, 12/15/12(a)                           195          208,163


--------------------------------------------------------------------------------
                                             ACM MANAGED DOLLAR INCOME FUND o 17


                                              Principal
                                                 Amount
                                                   (000)    U.S. $ Value
-------------------------------------------------------------------------------
SPX Corp.
     7.50%, 1/01/13                             $   395     $    421,663
Terex Corp.
     10.375%, 4/01/11                               390          405,600
TriMas Corp.
     9.875%, 6/15/12(a)                             105          106,575
     9.875%, 6/15/12                                255          258,825
                                                             ------------
                                                               2,248,326
                                                             ------------
Metals/Mining-1.1%
Earle M. Jorgenson Company
     9.75%, 6/01/12                                 230          238,050
Peabody Energy Corp.
     6.875%, 3/15/13(a)                             410          417,175
Steel Dynamics, Inc.
     9.50%, 3/15/09                                 225          230,625
United States Steel LLC
     10.75%, 8/01/08                                770          754,600
                                                             ------------
                                                               1,640,450
                                                             ------------
Paper & Packaging-3.9%
Anchor Glass Container Corp.
     11.00%, 2/15/13(a)                             330          343,200
Ball Corp.
     6.875%, 12/15/12(a)                          1,000        1,036,250
Berry Plastics Corp.
     10.75%, 7/15/12                                310          328,600
Crown Paper Co.
     11.00%, 9/01/05(f)                           5,000                0
Georgia-Pacific Corp.
     9.375%, 2/01/13(a)                             820          869,200
Graphic Packaging Corp.
     8.625%, 2/15/12                                190          194,750
Greif Bros. Corp.
     8.875%, 8/01/12                                270          282,825
Huntsman Packaging Corp.
     13.00%, 6/01/10                                195          178,425
Owens-Brockway Glass Container, Inc.
     8.875%, 2/15/09                                815          845,563
Plastipak Holdings, Inc.
     10.75%, 9/01/11                                285          296,400
Pliant Corp.
     13.00%, 6/01/10                                215          196,725
Russell-Stanley Holdings, Inc.
     9.00%, 11/30/08(a)(g)(h)                       748          560,780
Silgan Holdings, Inc.
     9.00%, 6/01/09                                 200          208,000
Stone Container Corp.
     9.25%, 2/01/08                                 535          588,500
     9.75%, 2/01/11                                  42           46,725
                                                             ------------
                                                               5,975,943
                                                             ------------

-------------------------------------------------------------------------------
18 o ACM MANAGED DOLLAR INCOME FUND


                                              Principal
                                                 Amount
                                                   (000)    U.S. $ Value
-------------------------------------------------------------------------------
Publishing-1.8%
American Media, Inc.
     8.875%, 1/15/11(a)                            $105     $    113,925
     10.25%, 5/01/09                                500          542,500
Dex Media East LLC
     9.875%, 11/15/09(a)                            110          124,575
     12.125%, 11/15/12(a)                           320          374,400
Hollinger International Publishing, Inc.
     9.00%, 12/15/10(a)                             530          563,125
Houghton Mifflin Co.
     8.25%, 2/01/11(a)                              280          301,000
     9.875%, 2/01/13(a)                             100          108,500
PEI Holdings, Inc.
     11.00%, 3/15/10(a)                             205          215,763
RH Donnelley, Inc.
     8.875%, 12/15/10(a)                            135          149,513
     10.875%, 12/15/12(a)                           255          292,613
                                                             ------------
                                                               2,785,914
                                                             ------------
Retail-0.3%
J.C. Penney Corporation, Inc.
     8.00%, 3/01/10                                 490          509,600
                                                             ------------
Service-2.8%
Allied Waste North America
     8.50%, 12/01/08                                150          158,438
     8.875%, 4/01/08                                645          686,119
     10.00%, 8/01/09                                815          849,638
Coinmach Corp.
     9.00%, 2/01/10                                 250          265,313
Corrections Corp. of America
     9.875%, 5/1/09                                 310          335,575
Iron Mountain, Inc.
     8.625%, 4/01/13                                350          379,750
National Waterworks, Inc.
     10.50%, 12/01/12(a)                            220          238,700
Service Corporation International
     6.50%, 3/15/08                                 240          231,000
     7.70%, 4/15/09                                 650          641,875
Stewart Enterprises, Inc.
     10.75%, 7/01/08                                310          341,387
United Rentals, Inc.
     10.75%, 4/15/08                                205          213,200
                                                             ------------
                                                               4,340,995
                                                             ------------
Supermarket & Drugstore-1.0%
Pathmark Stores, Inc.
     8.75%, 2/01/12                                 310          299,150
Rite Aid Corp.
     11.25%, 7/01/08                                815          810,925


--------------------------------------------------------------------------------
                                             ACM MANAGED DOLLAR INCOME FUND o 19

                                              Principal
                                                 Amount
                                                   (000)    U.S. $ Value
-------------------------------------------------------------------------------
Roundy's, Inc.
     Series B
     8.875%, 6/15/12                            $   270     $    270,000
Stater Bros. Holdings, Inc.
     10.75%, 8/15/06                                150          153,750
                                                             ------------
                                                               1,533,825
                                                             ------------
Technology-1.6%
Fairchild Semiconductor
     10.50%, 2/01/09                                505          568,125
ON Semiconductor Corp.
     12.00%, 3/15/10(a)                             635          673,100
Sanmina-SCI Corp.
     10.375%, 1/15/10(a)                             80           86,800
Unisys Corp.
     6.875%, 3/15/10                              1,000        1,015,000
     7.875%, 4/01/08                                185          193,325
                                                             ------------
                                                               2,536,350
                                                             ------------
Utilities - Electric & Gas-0.4%
AES Corporation
     10.00%, 7/15/05(a)                             290          295,800
Xcel Energy, Inc.
     7.00%, 12/01/10                                305          326,350
                                                             ------------
                                                                 622,150
                                                             ------------
Total U.S. Corporate Debt Obligations
     (cost $84,909,956)                                       75,018,817
                                                             ------------
NON-U.S. CORPORATE DEBT OBLIGATIONS-7.5%
Argentina-0.3%
Supercanal Holdings, SA
     10.75%, 11/07/02(f)(g)                       3,478          417,315
                                                             ------------
Bahamas-0.2%
Sun International Hotels, Ltd.
     8.875%, 8/15/11                                245          252,963
                                                             ------------
France-0.3%
Crown Euro Holdings
     9.50%, 3/01/11(a)                              430          431,613
                                                             ------------
Luxembourg-1.7%
Mobile Telesystems Finance S.A.
     10.95%, 12/21/04                             2,130        2,244,488
Tyco Int'l Group S.A.
     6.75%, 2/15/11                                 435          417,600
                                                             ------------
                                                               2,662,088
                                                             ------------
Malaysia-1.3%
Petronas Capital, Ltd.
     7.875%, 5/22/22(a)                           1,925        2,066,942
                                                             ------------

-------------------------------------------------------------------------------
20 o ACM MANAGED DOLLAR INCOME FUND


                                              Shares or
                                              Principal
                                                 Amount
                                                   (000)    U.S. $ Value
-------------------------------------------------------------------------------
Mexico-2.4%
Innova S. de R.L.
     12.875%, 4/01/07                          $  4,275     $  3,787,650
                                                             ------------
Netherlands-0.3%
Hurricane Finance BV
     9.625%, 2/12/10(a)                             400          414,500
                                                             ------------
Russia-0.8%
AO Siberian Oil Company
     11.50%, 2/13/07                                300          334,800
Gazprom OAO
     9.625%, 3/01/13(a)                             500          516,250
Tyumen Oil Company
     11.00%, 11/06/07(a)                            300          338,625
                                                             ------------
                                                               1,189,675
                                                             ------------

Singapore-0.2%
Flextronics International, Ltd.
     9.875%, 7/01/10                                265          295,144
                                                             ------------
Total Non-U.S. Corporate Debt Obligations
     (cost $14,246,815)                                       11,517,890
                                                             ------------
CONVERTIBLE PREFERRED STOCK-0.0%
PSINet, Inc.
     7.00%(a)(f)                                 15,000            1,050
United States Steel Corp.
     7.00%                                        2,300           95,864
                                                             ------------
Total Convertible Preferred Stock
     (cost $715,000)                                              96,914
                                                             ------------
NON-CONVERTIBLE PREFERRED STOCK-1.8%
Broadwing Communications, Inc.
     Series B
     12.50%                                         880           81,400
CSC Holdings, Inc.
     Series M
     11.125%                                     14,400        1,476,000
Nextel Communications
     Series E
     11.125%(i)                                       2            2,120
Sinclair Capital
     11.625%                                        850           90,313
Sovereign Real Estate Investment Trust
     12.00%(a)                                      870        1,148,400
                                                             ------------
Total Non-Convertible Preferred Stock
     (cost $2,862,058)                                         2,798,233
                                                             ------------

--------------------------------------------------------------------------------
                                             ACM MANAGED DOLLAR INCOME FUND o 21


                                              Shares or
                                              Principal
                                                 Amount
                                                   (000)    U.S. $ Value
-------------------------------------------------------------------------------
COMMON STOCK, WARRANTS & RIGHTS-0.0%
Jostens, Inc. Cl. E
     Warrants, expiring 5/01/10(j)(k)               655     $     21,124
Republic of Venezuela
     Warrants, expiring 4/15/20(j)                7,140                0
Russell-Stanley Holdings, Inc.
     Common Stock(j)(l)                         100,000                0
United Mexican States Recovery Rights(j)      3,538,000           15,921
                                                             ------------
Total Common Stock, Warrants & Rights
     (cost $13,100)                                                37,045
                                                             ------------
SHORT-TERM INVESTMENT-1.6%
Time Deposit-1.6%
Societe Generale
     1.38%, 4/01/03
     (cost $2,400,000)                       $    2,400        2,400,000
                                                             ------------
Total Investments-136.0%
     (cost $194,494,011)                                     209,959,986
Other assets less liabilities*-(36.0)%                       (55,613,389)
                                                            -------------
Net Assets-100.0%                                           $154,346,597
                                                            -------------

*SECURITY LENDING INFORMATION
Includes cash collateral received of $2,838,330 for securities on loan as of March 31, 2003 (see Note G). The lending agent invested the cash collateral in a short-term investment as follows:

                                                                      Percent
                                 Current                  U.S. $      of Net
                                  Yield     Shares        Value       Assets
                                 -------   ---------    ----------    -------
UBS Private Money
  Market Fund LLC                 1.29%    2,838,330    $2,838,330      1.8%

CALL OPTIONS WRITTEN(j) (See Note C)         Contracts(m)
                                                (000)       U.S. $ Value
                                             ------------   -------------
Federal Republic of Brazil
     C-Bonds
     8.00%, 4/15/14
     Expiring April '03 @ $76.87                 13,545     $    (35,218)
     Expiring April '03 @ $77.68                 11,083          (19,949)
                                                             ------------
     (premiums received $29,492)                            $    (55,167)
                                                             ------------


-------------------------------------------------------------------------------
22 o ACM MANAGED DOLLAR INCOME FUND


CREDIT DEFAULT SWAP CONTRACTS (See Note C)

                                           Notional                                   Unrealized
Swap Counterparty &                         Amount       Interest      Termination   Appreciation/
Referenced Obligation                       (000)          Rate           Date      (Depreciation)
--------------------------------------------------------------------------------------------------
Buy Contracts:
Deutsche Bank A.G London
Federal Republic of Brazil
12.25%, 3/06/30                             $  600          17.00%       2/06/05       $(65,460)
Salomon Brothers
  International Limited
Republic of Venezuela
2.3125%, 12/18/07                               60          21.00        2/11/04            443
Salomon Brothers
  International Limited
Republic of Venezuela
2.3125%, 12/18/07                               60          21.25        2/11/05            678
Salomon Brothers
  International Limited
Republic of Venezuela
2.3125%, 12/18/07                               60          20.50        2/11/06          1,304
Salomon Brothers
  International Limited
Republic of Venezuela
2.3125%, 12/18/07                               60          20.00        2/11/07          1,272
Salomon Brothers
  International Limited
Republic of Venezuela
2.3125%, 12/18/07                               60          19.25        2/11/08          1,393
Sale Contracts:
Deutsche Bank A.G London
Federal Republic of Brazil
12.25%, 3/06/30                                600          17.85        2/06/08         83,760
Deutsche Bank A.G London
Federal Republic of Brazil
12.25%, 3/06/30                              1,500          14.50        3/08/08         46,950
                                                                                      ---------
                                                                                       $ 70,340
                                                                                      ---------


REVERSE REPURCHASE AGREEMENTS (See Note C)

    Broker                 Interest Rate       Maturity          Amount
---------------            -------------       --------       -------------
Deutsche Banc                  1.35%           12/31/03       $  35,281,643
JP Morgan Chase                0.75            12/31/03           1,982,516
JP Morgan Chase                1.30            12/31/03          13,015,002
Lehman Brothers                1.30            12/31/03          10,738,764
                                                             --------------
                                                              $  61,017,925
                                                             --------------


--------------------------------------------------------------------------------
                                             ACM MANAGED DOLLAR INCOME FUND o 23


(a) Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2003, the market value of these securities aggregated $68,263,303 or 44.2% of net assets.

(b) Positions, or portions thereof, with an aggregate market value of $66,138,750 have been segregated to collateralize reverse repurchase agreements.

(c) Coupon changes periodically based upon a predetermined schedule. Stated interest rate in effect at March 31, 2003.

(d) Position, or portion thereof, with an aggregate market value of $2,683,704 has been segregated to collateralize the call options written.

(e) Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.

(f)  Security is in default and is non-income producing.

(g)  Illiquid security, valued at fair market value. (See Note A.)

(h)  Coupon is paid-in-kind.

(i)  Paid-in-kind preferred stock payments.

(j)  Non-income producing security.

(k) Each warrant entitles the holder to purchase 1.889 shares of common stock at $.01 per share. The warrants are exercisable until May 1, 2010.

(l)  Common stock, par value is $0.01 per share.

(m)  One contract relates to principal amount of $1.

     Glossary of Terms:
     DCB    -  Debt Conversion Bond
     FLIRB  -  Front Loaded Interest Reduction Bond
     FRN    -  Floating Rate Note
     PDI    -  Past Due Interest
     VRN    -  Variable Rate Note


See notes to financial statements.


-------------------------------------------------------------------------------
24 o ACM MANAGED DOLLAR INCOME FUND


STATEMENT OF ASSETS & LIABILITIES
March 31, 2003 (unaudited)

Assets
Investments in securities, at value (cost $194,494,011)         $209,959,986(a)
Interest receivable                                                4,783,087
Collateral held for securities loaned                              2,838,330
Receivable for investment securities sold                          1,280,912
Net unrealized appreciation on credit default
  swap contracts                                                      70,340
Dividend receivable                                                   40,050
Other assets                                                          10,573
                                                                ------------
Total assets                                                     218,983,278
                                                                ------------
Liabilities
Outstanding options written, at value
  (premiums received $29,492)                                         55,167
Due to custodian                                                      57,521
Reverse repurchase agreements                                     61,017,925
Payable for collateral received on securities loaned               2,838,330
Payable for investment securities purchased                          390,837
Advisory fee payable                                                  96,398
Administrative fee payable                                            19,278
Accrued expenses and other liabilities                               161,225
                                                                ------------
Total liabilities                                                 64,636,681
                                                                ------------
Net Assets                                                      $154,346,597
                                                                ------------
Composition of Net Assets
Common stock, at par                                            $    224,498
Additional paid-in capital                                       295,418,146
Undistributed net investment income                                   15,937
Accumulated net realized loss on investment transactions        (156,822,624)
Net unrealized appreciation of investments                        15,510,640
                                                                ------------
                                                                $154,346,597
                                                                ------------
Net Asset Value Per Share
  (based on 22,449,815 shares outstanding)                             $6.88
                                                                       -----


(a)  Includes securities on loan with a value of $2,712,930 (See Note G).

     See notes to financial statements.


--------------------------------------------------------------------------------
                                             ACM MANAGED DOLLAR INCOME FUND o 25


STATEMENT OF OPERATIONS
Six Months Ended March 31, 2003 (unaudited)

Investment Income
Interest                                         $10,397,786
Dividends                                            150,335     $10,548,121
                                                 -----------
Expenses
Advisory fee                                         524,980
Administrative fee                                   104,998
Printing                                              61,240
Audit and legal                                       50,044
Custodian                                             42,570
Transfer agency                                       24,425
Directors' fees                                       15,981
Registration fees                                     12,201
Miscellaneous                                         20,289
                                                 -----------
Total expenses before interest expense               856,728
Interest expense                                     408,877
                                                 -----------
Total expenses                                                     1,265,605
                                                                 -----------
Net investment income                                              9,282,516
                                                                 -----------

Realized and Unrealized Gain (Loss)
on Investment Transactions
Net realized gain (loss) on:
  Investment transactions                                         (6,603,194)
  Written options                                                     20,952
Net change in unrealized
  appreciation/depreciation of:
  Investments                                                     35,328,155
  Written options                                                    (25,675)
                                                                 -----------
Net gain on investment transactions                               28,720,238
                                                                 -----------
Net Increase in Net Assets from
  Operations                                                     $38,002,754
                                                                 -----------


See notes to financial statements.


-------------------------------------------------------------------------------
26 o ACM MANAGED DOLLAR INCOME FUND


STATEMENT OF CHANGES
IN NET ASSETS

                                                 Six Months
                                                    Ended        Year Ended
                                               March 31, 2003   September 30,
                                                 (unaudited)        2002
                                               --------------   -------------
Increase (Decrease) in Net Assets
from Operations
Net investment income                           $  9,282,516    $ 18,676,310
Net realized loss on investment transactions      (6,582,242)    (30,457,612)
Net change in unrealized
  appeciation/depreciation
  of investments                                  35,302,480      14,551,799
                                                ------------     -----------
Net increase in net assets from operations        38,002,754       2,770,497

Dividends and Distributions
to Shareholders from
Net investment income                             (9,070,304)    (18,835,190)
Tax return of capital                                     -0-       (730,704)

Common Stock Transactions
Reinvestment of dividends resulting in
  the issuance of Common Stock                       579,661       1,520,333
                                                ------------     -----------
Total increase (decrease)                         29,512,111     (15,275,064)

Net Assets
Beginning of period                              124,834,486     140,109,550
                                                ------------     -----------
End of period                                   $154,346,597    $124,834,486
                                                ------------     -----------


See notes to financial statements.


--------------------------------------------------------------------------------
                                             ACM MANAGED DOLLAR INCOME FUND o 27


STATEMENT OF CASH FLOWS
Six Months Ended March 31, 2003 (unaudited)

Increase (Decrease) in Cash from
Operating Activities:
Interest and dividends received                 $  8,990,835
Interest expense paid                               (433,065)
Operating expenses paid                             (850,624)
                                                ------------
Net increase in cash from operating
  activities                                                    $  7,707,146

Investing Activities:
Purchases of long-term investments               (76,342,381)
Proceeds from disposition of
  long-term investments                           70,529,005
Purchases of short-term investments, net          (1,396,330)
Cash collateral received on
  securities loaned                                2,838,330
Net premium received on
  option transactions                                 50,444
                                                ------------
Net decrease in cash from
  investing activities                                            (4,320,932)

Financing Activities:*
Cash dividends paid                               (8,490,643)
Due to custodian                                      57,521
Proceeds from reverse repurchase
  agreements                                       5,046,667
                                                ------------
Net decrease in cash from financing
  activities                                                      (3,386,455)
                                                                ------------
Net decrease in cash                                                    (241)
Cash at beginning of period                                              241
                                                                ------------
Cash at end of period                                           $         -0-
                                                                ------------

-------------------------------------------------------------------------------

Reconciliation of Net Increase in Net
Assets from Operations to Net Increase
in Cash from Operating Activities:
Net increase in net assets from operations                      $ 38,002,754

Adjustments:
Increase in dividends and interest
  receivable                                    $   (287,199)
Accretion of bond discount and
  amortization of bond premium                    (1,270,087)
Increase in accrued expenses
  and other liabilities                                6,104
Decrease in interest payable                         (24,188)
Net realized loss on investment transactions       6,582,242
Net change in unrealized appreciation/
  depreciation of investments                    (35,302,480)
                                                ------------
Total adjustments                                                (30,295,608)
                                                                ------------

Net Increase in Cash from
  Operating Activities                                          $  7,707,146
                                                                ------------


* Non-cash financing activities not included herein consist of reinvestment of dividends and distributions.

     See notes to financial statements.


-------------------------------------------------------------------------------
28 o ACM MANAGED DOLLAR INCOME FUND


NOTES TO FINANCIAL STATEMENTS
March 31, 2003 (unaudited)

NOTE A
Significant Accounting Policies
ACM Managed Dollar Income Fund, Inc. (the "Fund") was incorporated under the laws of the State of Maryland on August 10, 1993 and is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation
Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are generally valued at the last reported sale price or, if there was no sale on such day, the last bid price quoted on such day. If no bid prices are quoted, then the security is valued at the mean of the bid and asked prices as obtained on that day from one or more dealers regularly making a market in that security. Securities traded on the over-the-counter market, and securities listed on a foreign securities exchange whose operations are similar to the United States over-the-counter market and securities listed on a national securities exchange whose primary market is believed to be over-the-counter are valued at the mean of the closing bid and asked price provided by two or more dealers regularly making a market in such securities. U.S. government securities and other debt securities which mature in 60 days or less are valued at amortized cost unless this method does not represent fair value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or in accordance with procedures approved by, the Board of Directors. Fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. Listed put and call options purchased by the Fund are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day.

2. Taxes
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income and net realized gains, if applicable, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

3. Investment Income and Investment Transactions
Interest income is accrued daily. Dividend income is recorded on the ex-dividend date. Investment transactions are accounted for on the date the investments are


--------------------------------------------------------------------------------
                                             ACM MANAGED DOLLAR INCOME FUND o 29


purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts as adjustments to interest income. Additionally, the Fund amortizes premium on debt securities as adjustments to interest income for financial statement reporting purposes only.

4. Dividends and Distributions
Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in conformity with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

5. Repurchase Agreements
The Fund's custodian or designated subcustodian will take control of securities as collateral under repurchase agreements and determine on a daily basis that the value of such securities are sufficient to cover the value of the repurchase agreements. If the seller defaults and the value of collateral declines, or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of collateral by the Fund may be delayed or limited.

NOTE B
Advisory and Administrative Fees
Under the terms of the Investment Advisory Agreement, the Fund pays Alliance Capital Management, L.P. (the "Adviser") an advisory fee at an annual rate of ..75 of 1% of the average adjusted weekly net assets of the Fund. Such fee is accrued daily and paid monthly.

Under the terms of a Shareholder Inquiry Agency Agreement with Alliance Global Investor Services, Inc. (AGIS), an affiliate of the Adviser, the Fund reimburses AGIS for costs relating to servicing phone inquiries for the Fund. The Fund reimbursed AGIS $1,130 during the six months ended March 31, 2003.

Under the terms of an Administration Agreement, the Fund pays Princeton Administrators, L.P (the "Administrator") a fee at an annual rate of .15 of 1% of the Fund's average adjusted weekly net assets of the Fund. Such fee is accrued daily and paid monthly. The Administrator prepares financial and regulatory reports for the Fund and provides clerical and other services.


-------------------------------------------------------------------------------
30 o ACM MANAGED DOLLAR INCOME FUND


NOTE C
Investment Transactions
Purchases and sales of investment securities (excluding short-term investments, U.S. government and government agency obligations) aggregated $74,620,513 and $69,326,042, respectively, for the six months ended March 31, 2003. There were no purchases or sales of U.S. government or government agency obligations for the six months ended March 31, 2003.

At March 31, 2003, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation of investments was $33,817,084 and gross unrealized depreciation of investments was $18,351,109, resulting in net unrealized appreciation of $15,465,975, excluding swap contracts and written options.

1. Options Transactions
For hedging and investment purposes, the Fund purchases and writes (sells) put and call options on U.S. and foreign government securities that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security at a price different from the current market value.


--------------------------------------------------------------------------------
                                             ACM MANAGED DOLLAR INCOME FUND o 31


Transactions in call options written for the six months ended March 31, 2003 are as follows:
                                                  Number of         Premiums
                                                  Contracts         Received
                                                 ------------      ----------
Options outstanding at
  September 30, 2002                                      -0-       $     -0-
Options written                                   31,628,000          41,392
Options terminated in closing purchase
  transactions                                    (7,000,000)        (11,900)
                                                 -----------        --------
Options outstanding at
  March 31, 2003                                  24,628,000        $ 29,492
                                                 -----------        --------


2. Swap Agreements
The Fund may enter into swaps on sovereign debt obligations to hedge its exposure to interest rate and credit risk or for investment purposes. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities.

The Fund records a net receivable or payable on a daily basis for the net interest income or expense expected to be received or paid in the interest period. Net interest received or paid on these contracts is recorded as interest income (or as an offset to interest income). Fluctuations in the value of swap contracts are recorded for financial statement purposes as a component of net change in unrealized appreciation/depreciation of investments.

The Fund may enter into credit default swaps. A sell/(buy) contract in a credit default swap provides upon the occurrence of a credit event, as defined in the swap agreement, the Fund will buy/(sell) from/(to) the Counterparty at par and take/(deliver) the principal amount (the "Notional Amount") of the referenced obligation. During the term of the swap agreement, the Fund receives/(pays) semi-annual fixed interest payments from/(to) the respective Counterparty, calculated at the agreed upon interest rate applied to the Notional Amount.


-------------------------------------------------------------------------------
32 o ACM MANAGED DOLLAR INCOME FUND

Credit default swaps may involve greater risks than if a Fund had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk. If the Fund is a buyer and no credit event occurs, it will lose its investment. In addition, the value of the reference obligation received by the Fund as a seller if a credit event occurs, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund.

3. Reverse Repurchase Agreements
Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price.

For the six months ended March 31, 2003, the average amount of reverse repurchase agreements outstanding was $59,629,759 and the daily weighted average interest rate was 1.36%.

NOTE D
Distributions To Common Shareholders
The tax character of distributions to be paid for the year ending September 30, 2003 will be determined at the end of the current fiscal year. The tax character of the distributions paid during the fiscal years ended September 30, 2002 and September 30, 2001 were as follows:

                                                    2002            2001
                                                -------------   -------------
Distributions paid from:
  Ordinary income                               $(18,835,190)   $(21,047,520)
                                                ------------    ------------
Total taxable distributions                      (18,835,190)    (21,047,520)
  Tax return of capital                             (730,704)     (1,562,731)
                                                ------------    ------------
Total distributions paid                        $(19,565,894)   $(22,610,251)
                                                ------------    ------------


--------------------------------------------------------------------------------
                                             ACM MANAGED DOLLAR INCOME FUND o 33


As of September 30, 2002, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses                           $(148,948,995)(a)
Unrealized appreciation/(depreciation)                           (21,279,502)(b)
                                                               -------------
Total accumulated earnings/(deficit)                           $(170,228,497)
                                                               =============


(a) On September 30, 2002, the Fund had a net capital loss carryforward of $126,240,223 of which $57,455,739 expires in the year 2007, $24,635,181 expires in the year 2008, $10,899,598 expires in the year 2009 and $33,249,705 expires in 2010. To the extent future capital gains are offset by capital loss carryforward, such gains will not be distributed. Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For the year ended September 30, 2002, the Fund deferred to October 1, 2002, post October capital losses of $22,708,772.

(b) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premium and market discount.


NOTE E
Common Stock
There are 300,000,000 shares of $.01 par value capital stock authorized, of which 22,449,815 shares were outstanding at March 31, 2003. During the six months ended March 31, 2003 and the year ended September 30, 2002, the Fund issued 92,008 and 223,517 shares, respectively, in connection with the Fund's dividend reinvestment plan.

NOTE F
Concentration of Risk
Investing in securities of foreign companies and foreign governments involves special risks, which include the possibility of future political and economic development, which could adversely affect the value of such securities. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies and the United States Government. The Fund invests in the sovereign debt obligations of countries that are considered emerging market countries at the time of purchase. Therefore, the Fund is susceptible to governmental factors and economic and debt restructuring developments adversely affecting the economies of these emerging market countries. In addition, these debt obligations may be less liquid and subject to greater volatility than debt obligations of more developed countries.

NOTE G
Securities Lending
The Fund has entered into a securities lending agreement with AG Edwards & Sons, Inc. (the "Lending Agent"). Under the terms of the agreement, the Lending Agent, on behalf of the Fund, administers the lending of portfolio securities to certain broker-dealers. In return, the Fund receives fee income from the lending transactions or it retains a portion of interest on the investment of any cash re-


-------------------------------------------------------------------------------
34 o ACM MANAGED DOLLAR INCOME FUND


ceived as collateral. The Fund also continues to receive dividends or interest on the securities loaned. Unrealized gain or loss on the value of the securities loaned that may occur during the term of the loan will be reflected in the accounts of the Fund. All loans are continuously secured by collateral exceeding the value of the securities loaned. All collateral consists of either cash or U.S. Government securities. The Lending Agent may invest the cash collateral received in accordance with the investment restrictions of the Fund in one or more of the following investments: U.S. Government or U.S. Government agency obligations, bank obligations, corporate debt obligations, asset-backed securities, structured products, repurchase agreements and an eligible money market fund. The Lending Agent will indemnify the Fund for any loss resulting from a borrower's failure to return a loaned security when due. As of March 31, 2003, the Fund had loaned securities with a value of $2,712,930 and received cash collateral of $2,838,330, which was invested in a money market fund as included in the footnotes to the accompanying portfolio of investments. For the period ended March 31, 2003, the Fund earned fee income of $4,350 which is included in interest income in the accompanying statement of operations.


--------------------------------------------------------------------------------
                                             ACM MANAGED DOLLAR INCOME FUND o 35


FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Common Stock Outstanding Throughout Each Period

                                             Six Months
                                                  Ended
                                               March 31,                        Year Ended September 30,
                                                   2003     --------------------------------------------------------------
                                            (unaudited)         2002(a)      2001         2000         1999         1998
--------------------------------------------------------------------------------------------------------------------------
Net asset value,
  beginning of period                            $ 5.58       $ 6.33       $ 8.09       $ 8.39       $ 8.18       $15.84
                                                 -----        ------       ------       ------       ------       ------
Income From Investment
  Operations
Net investment income(b)                            .41          .84          .98         1.08         1.25         1.41
Net realized and unrealized
  gain (loss) on investment
  transactions                                     1.29         (.71)       (1.72)        (.22)         .34        (6.30)
                                                 -----        ------       ------       ------       ------       ------
Net increase (decrease) in net
  asset value from operations                      1.70          .13         (.74)         .86         1.59        (4.89)
                                                 -----        ------       ------       ------       ------       ------

Less: Dividends and
  Distributions
Dividends from net investment
  income                                           (.40)        (.85)        (.95)       (1.02)       (1.25)       (1.56)
Distributions in excess of
  net investment income                              -0-          -0-          -0-          -0-        (.13)          -0-
Distribution in excess of
  net realized gain on
  investments                                        -0-          -0-          -0-          -0-          -0-       (1.21)
Tax return of capital                                -0-        (.03)        (.07)        (.14)          -0-          -0-
                                                 -----        ------       ------       ------       ------       ------
Total dividends and
  distributions                                    (.40)        (.88)       (1.02)       (1.16)       (1.38)       (2.77)
                                                 -----        ------       ------       ------       ------       ------
Net asset value, end of period                   $ 6.88       $ 5.58       $ 6.33       $ 8.09       $ 8.39       $ 8.18
                                                 -----        ------       ------       ------       ------       ------
Market value, end of period                      $ 7.60       $ 6.29       $ 7.62       $ 8.50       $10.25       $ 9.31
                                                 -----        ------       ------       ------       ------       ------
Total Return
Total investment return
  based on:(c)
  Market value                                    28.82%       (6.14)%       3.02%       (5.41)%      27.06%      (23.44)%
  Net asset value                                 31.45%         .23%      (10.08)%       9.99%       18.69%      (36.22)%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                              $154,347     $124,834     $140,110     $179,653     $184,618     $176,920
Ratios to average net assets of:
  Expenses                                         1.81%(d)     2.12%        2.75%        2.70%        2.46%        2.56%
  Expenses, excluding interest
    expense(e)                                     1.23%(d)     1.15%        1.13%        1.09%        1.11%        1.03%
  Net investment income                           13.30%(d)    10.81%        9.90%        9.55%       11.27%        8.19%
Portfolio turnover rate                              36%          63%         129%         134%         223%         208%


See footnote summary on page 37.


-------------------------------------------------------------------------------
36 o ACM MANAGED DOLLAR INCOME FUND


(a) As required, effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement reporting purposes only. The effect of this change for the year ended September 30, 2002 was to decrease net investment income per share by $0.01, decrease net realized and unrealized loss on investment by $0.01 and decrease the ratio of net investment income to average net assets from 10.91% to 10.81%. Per share, ratios and supplemental data for periods prior to October 1, 2001 have not been restated to reflect this change in presentation.

(b)  Based on average shares outstanding.

(c) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total investment return calculated for a period of less than one year is not annualized.

(d)  Annualized.

(e)  Net interest expense of .58%, .97%, 1.62%, 1.61%, 1.35% and 1.53%, respectively, on borrowings.


--------------------------------------------------------------------------------
                                             ACM MANAGED DOLLAR INCOME FUND o 37


ADDITIONAL INFORMATION
(unaudited)

Supplemental Proxy Information
A special meeting of Shareholders of ACM Managed Dollar Income Fund, Inc. was held on March 20, 2003. A description of the proposal and number of shares voted at the meeting are as follows:


                                                                    Abstain/
                                                                   Authority
                                                    Voted For      Withheld
-------------------------------------------------------------------------------
1. To elect Class Two
directors: (term expires
in 2006)                    John D. Carifa         18,265,386       481,181
                            Ruth Block             18,258,148       488,419


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38 o ACM MANAGED DOLLAR INCOME FUND


GLOSSARY OF INVESTMENT TERMS

benchmark
A standard by which a fund's performance can be measured. A benchmark is usually an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

bond
Bonds are issued by governments or corporations when they need to raise cash. Bonds are sold, or issued, to investors and have a maturity date, which is the date the issuer is obligated to repay the investor for the principal, or face amount, of the bond. Bonds also pay interest until maturity. Bonds are also called fixed-income securities.

credit rating
Credit ratings are issued by independent organizations, such as the Standard & Poor's Ratings group or Moody's Investors Service. These groups attempt to assess the likelihood that the issuer of the bond will be able to make timely payments of principal and interest on the bond, based on such factors as the issuer's financial condition and any collateral securing these obligations. Ratings typically range from AAA, which is the highest rating, to D, which is the lowest rating.

index
A compilation of securities of similar types of companies that is used to measure the investment performance of securities within that specific market. An index is often used as a benchmark for a mutual fund. An investor cannot invest directly in an index.

sector
A group of securities that are similar with respect to maturity, type, rating, industry and/or coupon. Refers to a distinct part of the economy, for example, the technology sector.


yield
The rate of return on an asset, usually referring to dividend or interest payments, expressed as a percentage of current market price.


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                                             ACM MANAGED DOLLAR INCOME FUND o 39


ALLIANCE CAPITAL MANAGEMENT L.P.

Alliance Capital Management L.P. is a leading global investment management firm with approximately $386 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital Management L.P. has been selected by employee benefit plans for 43 of the FORTUNE 100 companies and public retirement funds in 42 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance Capital Management L.P. stands out as a "manager of choice" for thousands of investment professionals around the world.


At Alliance Capital Management L.P., we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by over 570 investment professionals in 36 cities and 19 countries. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.


All information on Alliance Capital is as of 3/31/03.


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40 o ACM MANAGED DOLLAR INCOME FUND


BOARD OF DIRECTORS

John D. Carifa, Chairman and President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
William H. Foulk, Jr.(1)
Dr. James M. Hester(1)
Clifford L. Michel(1)
Donald J. Robinson(1)


OFFICERS

Kathleen A. Corbet, Senior Vice President
Paul J. DeNoon, Vice President
George D. Caffrey, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller


Administrator
Princeton Administrators, L.P.
P.O.Box 9095
Princeton, NJ 08543-9095

Custodian
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Dividend Paying Agent, Transfer Agent And Registrar
Equiserve Trust Company, N.A.
P.O. Box 43011
Providence, RI 02940-3011

Legal Counsel
Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Independent Auditors
Ernst & Young LLP
5 Times Square
New York,NY 10036


(1)  Member of the Audit Committee

     Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its Common Stock in the open market.

     This report, including the financial statements therein, is transmitted to the shareholders of ACM Managed Dollar Income Fund for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.


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                                             ACM MANAGED DOLLAR INCOME FUND o 41


ALLIANCEBERNSTEIN FAMILY OF FUNDS

U.S. Growth Funds
Growth Fund
Growth & Income Fund
Health Care Fund
Mid-Cap Growth Fund
Premier Growth Fund
Quasar Fund
Technology Fund

Value Funds
Disciplined Value Fund
Global Value Fund
International Value Fund
Real Estate Investment Fund
Small CapValue Fund
Utility Income Fund
Value Fund

Blended Style Series
U.S. Large Cap Portfolio

Global & International Stock Funds
All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Premier Growth Fund
New Europe Fund
Worldwide Privatization Fund

Select Investor Series
Biotechnology Portfolio
Premier Portfolio
Small Cap Growth Portfolio
Technology Portfolio

Taxable Bond Funds
Americas Government Income Trust
Corporate Bond Portfolio
Emerging Market Debt Fund
Global Strategic Income Trust
High Yield Fund


Taxable Bond Funds (continued)
Multi-Market Strategy Trust
Quality Bond Portfolio
U.S. Government Portfolio

Tax-Exempt Bond Funds
National
Intermediate Diversified
Insured National
Arizona
California
Intermediate California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Intermediate New York
Ohio
Pennsylvania
Virginia

Asset Allocation Funds
Balanced Shares
Conservative Investors Fund
Growth Investors Fund

Closed-End Funds
All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II


AllianceBernstein also offers AllianceBernstein Exchange Reserves, which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

To obtain a prospectus for any AllianceBernstein fund, call your investment professional, or call AllianceBernstein at (800) 227-4618 or visit our web site at www.alliancebernstein.com.


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42 o ACM MANAGED DOLLAR INCOME FUND


SUMMARY OF GENERAL INFORMATION

Shareholder Information
The daily net asset value of the Fund's shares is available from the Fund's Transfer Agent by calling (800) 426-5523. The Fund also distributes its daily net asset value to various financial publications or independent organizations such as Lipper Analytical Services, Inc., Morningstar, Inc. and Bloomberg. Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction section of newspapers each day. The Fund's NYSE trading symbol is "ADF." Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal, each Sunday in The New York Times and each Saturday in Barron's and other newspapers in a table called "Closed-End Funds."

Dividend Reinvestment Plan
Pursuant to the Fund's Dividend Reinvestment Plan shareholders whose shares are registered in their own names may elect to have all distributions reinvested automatically in additional shares of the Fund by Equiserve Trust Company, N.A., as agent under the Plan. Shareholders whose shares are held in the name of a broker or nominee should contact the broker or nominee for details. All distributions to investors who elect not to participate in the Plan will be aid by check mailed directly to the record holder by or under the direction of Equiserve Trust Company, N.A. For questions concerning Shareholder account information, or if you would like a brochure describing the Dividend Reinvestment Plan, please call Equiserve Trust Company, N.A. at (800) 219-4218.


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                                             ACM MANAGED DOLLAR INCOME FUND o 43


NOTES






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44 o ACM Managed Dollar Income Fund





ACM Managed Dollar Income Fund
1345 Avenue of the Americas
New York, NY 10105

[LOGO] ALLIANCEBERNSTEIN(SM)
       Investment Research and Management

R These registered service marks used under license from the owner, Alliance Capital
Management L.P.

MDISR0303